UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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AFFINION GROUP HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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AFFINION GROUP HOLDINGS, INC.

6 High Ridge Park

Stamford, CT 06905

NOTICE OF ACTION BY WRITTEN CONSENT

AND INFORMATION STATEMENT

August 2, 2016

To our Stockholders:

This notice of written consent and information statement (this “Information Statement”) is being furnished to the holders (our “Stockholders”) of shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Affinion Group Holdings, Inc., a Delaware corporation (the “Company”). The purpose of this Information Statement is to notify our Stockholders that, in accordance with the provisions of the Shareholders Agreement, dated as of November 9, 2015 (the “Shareholders Agreement”), among the Company and the investors party thereto, (i) on July 7, 2016, the Company’s board of directors (the “Board”) unanimously approved an amendment to the Shareholders Agreement, substantially in the form attached hereto as Annex A (the “Amendment”), to change the size of the Board to six (6) directors and (ii) on July 19, 2016, holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Fourth Amended and Restated By-laws (the “By-laws”), executed a written consent (the “Written Consent”) approving the Amendment.

The Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

We expect to begin mailing this Information Statement to our Stockholders on or about August 3, 2016. This Information Statement constitutes notice to you of the action by the Written Consent in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228(e) of the Delaware General Corporation Law (the “DGCL”). The Amendment will not be effected until at least 20 calendar days after we first send this Information Statement to Stockholders.

We urge you to read the entire Information Statement carefully. No action by you is requested or required at this time.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Todd H. Siegel
Todd H. Siegel
Chief Executive Officer

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of the Amendment or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

This Information Statement is dated August 2, 2016 and we expect to begin mailing it to our Stockholders on or about August 3, 2016.

Annex A	Form of Amendment No. 1 to the Shareholders Agreement, dated as of November 9, 2015, among the Company and the investors party thereto

i

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and other public statements contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange, which involve risks and uncertainties. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information and, in particular, appear under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. When used in this Information Statement, the words “estimates,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” and variations of these words or similar expressions (or the negative versions of any such words) are intended to identify forward-looking statements. All forward-looking statements, including without limitation, management’s examination of historical operating trends, are based on our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, management’s expectations, beliefs and projections may not result or be achieved.

Examples of forward-looking statements include:

•	business strategy;

•	financial strategy;

•	projections of revenue, earnings, capital structure and other financial items;

•	statements of our plans and objectives;

•	statements of expected future economic performance; and

•	assumptions underlying statements regarding us or our business.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the results referred to in the forward-looking statements contained in this Information Statement. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this Information Statement are set forth elsewhere, including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. These risks, uncertainties and other important factors include, among others:

•	general economic and business conditions and international and geopolitical events;

•	a downturn in the credit card industry or changes in the marketing techniques of credit card issuers;

•	the effects of a decline in travel due to political instability, adverse economic conditions or otherwise, on our travel fulfillment business;

•	termination or expiration of one or more agreements with our marketing partners, or reduction of the marketing of our services by one or more of our marketing partners;

•	changes in, or the failure or inability to comply with, laws and governmental regulations, including changes in global distribution service rules, telemarketing regulations and privacy laws and regulations;

•	the outcome of numerous legal actions;

•	our substantial leverage and restrictions in our debt agreements;

•	dependence on third-party vendors to supply certain products or services that we market;

•	ability to execute our business strategy, development plans or cost savings plans;

•	changes in accounting principles and/or business practices;

•	availability, terms, and deployment of capital; and

•	failure to protect private data, which would cause us to expend capital and resources to protect against future security breaches.

These risks and other uncertainties are discussed in more detail in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. There may be other factors that may cause our actual results to differ materially from the results referred to in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this Information Statement and are expressly qualified in their entirety by the cautionary statements included in this Information Statement. We undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law.

AMENDMENT TO THE SHAREHOLDERS AGREEMENT

The following is a description of the material aspects of the Amendment, which may not contain all of the information that is important to you and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Information Statement as Annex A and which is incorporated by reference into this Information Statement. We encourage you to read carefully this entire Information Statement, including the Amendment, for a more complete understanding of the Amendment.

Amendment to the Shareholders Agreement

The Company’s Certificate of Incorporation provides that the number of directors constituting the Board shall not be less than three nor more than eleven. The Company’s By-laws provide that the number of directors constituting the Board shall be fixed from time to time by the Board or as otherwise set forth in the Certificate of Incorporation or the Shareholders Agreement. The Shareholders Agreement provides that the Board shall be comprised of five directors.

On July 7, 2016, the Board unanimously approved the Amendment to the Shareholders Agreement, substantially in the form attached hereto as Annex A, to change the size of the Board to six (6) directors. The Amendment will allow the Company to appoint an additional director. The Board believes that the availability of an additional director position will provide it with greater flexibility to attract key individuals to provide additional guidance and support to the Company.

Under the Company’s Certificate of Incorporation and Bylaws, any vacancy on the Board may be filled by the Board without any Stockholder approval. After the Amendment becomes effective and the size of the Board is increased to six (6) directors, the Company currently expects that the Board will appoint Mark R. Vondrasek to serve as a director. Mr. Vondrasek currently serves as Senior Vice President, Commercial Services of Starwood Hotels & Resorts Worldwide, Inc. since August 2015, where he oversees the Starwood Sales Organization and Revenue Management globally, in addition to Distribution, Loyalty and Partnerships. Mr. Vondrasek has been employed with Starwood since 2001, and previously served as its Senior Vice President, Distribution, Loyalty & Partnership Marketing from 2006 to August 2015. Prior to joining Starwood, Mr. Vondrasek worked at Fidelity Investments. Mr. Vondrasek would bring to the Company’s Board his significant experience in operating businesses in the loyalty and partnership marketing sector.

The Board proposed that Section 2.1(b)(i) of the Shareholders Agreement be amended and restated in its entirety as follows:

“The board of directors of the Company (the “Board”) shall be comprised of six (6) Directors, divided as evenly as possible into three (3) classes of Directors.”

On July 19, 2016, holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws, executed the Written Consent approving the Amendment. The Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment. The Amendment will not be effected until at least 20 calendar days after this Information Statement has first been sent to Stockholders.

The full text of the Amendment is included in Annex A to this Information Statement. Please refer to Annex A for a more complete description of the terms of the Amendment.

Anti-Takeover Effects of the Amendment

The Amendment could, under certain circumstances, have an anti-takeover effect, although this was not the intention. For example, in the event of a hostile attempt to take over control of the Company, it may be easier for us to impede the attempt with a larger Board since it would require more directors to vote in favor of the take-over attempt. The Amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the Amendment may limit the opportunity for our Stockholders to dispose of their shares of Common Stock at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Board is not, however, aware of any attempt to take control of us and the Board has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Recommendation of the Board

The Board has determined that the Amendment is advisable and in the best interests of the Company and its Stockholders. Accordingly, the Board has unanimously approved the Amendment.

ACTION BY WRITTEN CONSENT

Vote Required; Vote Obtained

The Shareholders Agreement requires that holders entitled to vote greater than fifty percent (50%) of the issued and outstanding Common Stock, after the application of any adjustments or limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws, approve the Amendment prior to it becoming effective. As of July 19, 2016, there were 9,093,330 shares of Common Stock issued and outstanding, and each Stockholder is entitled to one vote per share, subject to certain adjustments and limitations on voting as set forth in the Company’s Certificate of Incorporation and By-laws. On July 19, 2016, the holders entitled to vote greater than 4,546,665 shares of Common Stock, which represented greater than fifty percent (50%) of the issued and outstanding shares of Common Stock as of July 19, 2016, executed the Written Consent approving the Amendment. The Written Consent constitutes the only Stockholder approval required for the Amendment under the Shareholders Agreement, and, as a result, no further action by any other Stockholder is required to approve the Amendment. The Company has not solicited and is not soliciting your approval of the Amendment. Further, the Company does not intend to call a meeting of the Stockholders for purposes of voting on the Amendment.

Pursuant to Regulation 14C, as promulgated under the Exchange Act, and Section 228(e) of the DGCL, we are required to provide certain information with respect to the taking of corporate action without a meeting by less than unanimous written Stockholder consent to those Stockholders who have not consented in writing to such action or whose consent we have not solicited. Accordingly, we are furnishing this Information Statement to our Stockholders to provide you with certain information in connection with the Amendment. The Amendment will not be effected until at least 20 calendar days after this Information Statement has first been sent to Stockholders.

No Appraisal Rights

No dissenters’ or appraisal rights are available, or will be available, with respect to the Amendment.

Interest of Certain Persons

None of the directors or executive officers of the Company, nor any of their associates, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock as of July 13, 2016 by (i) each person known by the Company to beneficially own more than 5% of the Common Stock of the Company, (ii) each of our named executive officers, (iii) each member of the Board and (iv) all of our executive officers and members of the Board as a group. The Company’s knowledge of information regarding beneficial ownership of Common Stock is based on (1) the share register maintained by the transfer agent and provided to the Company and/or (2) information included in filings made by the holders with the SEC.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities, in accordance with Rule 13d-3 under the Exchange Act. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

On November 9, 2015, the Company completed a rights offering in which it, among other things, issued a Limited Warrant to purchase up to 462,266 shares of Common Stock. The Limited Warrant will not become exercisable until and unless the holder provides notice to the Company that such holder has received the requisite regulatory approval or is no longer subject to the regulatory approval as a result of its transfers of shares of Common Stock. Because the Limited Warrant is not exercisable within 60 days for purposes of Rule 13d-3 under the Exchange Act, the Limited Warrant is not reflected below.

The Company entered into a separate Nominating Agreement with each of Third Avenue Trust, on behalf of Third Avenue Focused Credit Fund, and Ares Management LLC, on behalf of certain affiliated funds and managed accounts, pursuant to which such investors, on behalf of their respective constituents, have the right to nominate one director for election to the Board. Such nomination rights do not include any obligation on the part of any other investor to vote for such nominees, nor do they guarantee that such nominees will be successfully elected to serve on the Board. The rights to nominate a director pursuant to the Nominating Agreements are subject to the investor, together with its affiliates, maintaining beneficial ownership of at least 8% of the Company’s issued and outstanding Common Stock (including any Limited Warrants, but excluding (1) any other derivative securities or rights to acquire Common Stock and (2) any Common Stock issued pursuant to an equity incentive plan).

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Third Avenue(a)	1,809,573	19.9%
Allianz(b)	1,748,332	19.2%
Empyrean(c)	1,393,818	15.1%
PennantPark(d)	1,040,525	11.4%
Ares(e)	968,600	10.6%
Wingspan(f)	702,965	7.7%
Kamunting Street(g)	590,106	6.5%
Phoenix(h)	469,884	5.2%
Todd H. Siegel(i)	6,441	*
Gregory S. Miller(j)	1,010	*

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Michele Conforti(k)	1,334	*
Sloane Levy(l)	848	*
Robert Lyons(l)	848	*
L. Spencer Wells(m)	3,758	*
Scott W. Bernstein(m)(n)	3,758	*
Rick P. Frier(m)	3,758	*
David L. Resnick(n)	0	*
Skip Victor(m)	3,758	*
Directors and executive officers as a group (14 persons)(o)	29,460	0.3%

(*)	Less than one percent.
(a)	Represents 1,771,195 shares of Common Stock owned of record by Third Avenue Capital PLC on behalf of Third Avenue High Yield Credit Fund and Third Avenue Trust on behalf of Third Avenue Focused Credit Fund (together, the “Third Avenue Entities”) and 38,378 shares of Common Stock underlying the Limited Warrant owned by Third Avenue Trust on behalf of Third Avenue Focused Credit Fund. Third Avenue Management LLC serves as the investment advisor to the Third Avenue Entities. The Management Committee of Third Avenue Management LLC has ultimate authority for investment decisions for each of the Third Avenue Entities and, as such, may be deemed to have voting and dispositive control over the securities held by the Third Avenue Entities. The Management Committee’s members are David L. Resnick, Vincent Dugan, W. James Hall, Matthew Fine and Jason Wolf. The Third Avenue Entities are prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of the Company in a manner proportionate to the votes cast by all other Stockholders that are not subject to this voting cutback provision). The Third Avenue Entities have received such required consents. Third Avenue also beneficially owns a Limited Warrant to acquire up to 462,266 shares of Common Stock (38,378 shares of which are currently exercisable and included above) and Class C/D Common Stock representing the right to acquire, upon conversion thereof and payment of the conversion price associated therewith, up to 1,071 shares of Common Stock; provided, however, that the exercise of the Limited Warrant and/or conversion of the Class C/D Common Stock is subject to the prior approval of the Financial Conduct Authority in the United Kingdom (the “FCA”) (which approval has not yet been received) as a result of which Third Avenue hereby disclaims beneficial ownership of the shares of Common Stock issuable upon the exercise or conversion of the Limited Warrant (except as described above) and Class C/D Common Stock beneficially owned thereby. The address of the Third Avenue Entities is Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, New York 10017.
(b)	Represents 1,748,332 shares of Common Stock owned of record by AllianzGI Convertible & Income Fund, AllianzGI Convertible & Income Fund II, AllianzGI High Yield Bond Fund, AllianzGI Income and Growth High Yield, AllianzGI US High Yield Fund, Allianz Income and Growth Fund – High Yield, Allianz Target Return Bond US – HY Sub, Allianz US High Yield Selection 1 and Allianz High Yield Selection II (together, the “AllianzGI Entities”). The AllianzGI Entities are prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of the Company in a manner proportionate to the votes cast by all other Stockholders that are not subject to this voting cutback provision). The AllianzGI Entities have received such required consents. Allianz Global Investors U.S. LLC (“AllianzGI US”) provides investment advisory services to the AllianzGI Entities and AllianzGI US is a wholly owned indirect subsidiary of Allianz SE, a publicly traded company. The address of each of the AllianzGI Entities, AllianzGI US and Allianz SE is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, NY 10019.

(c)	Represents 1,266,385 shares of Common Stock owned of record by Empyrean Capital Fund, LP (“ECF”), Empyrean Capital Overseas Master Fund, Ltd. and P EMP Ltd. (together, the “Empyrean Clients”). Also represents 127,433 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the Empyrean Clients. The Empyrean Clients are prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of the Company in a manner proportionate to the votes cast by all other Stockholders that are not subject to this voting cutback provision). The Empyrean Clients have received such required consents. Empyrean Capital Partners, LP (the “Investment Manager”) serves as the investment advisor to the Empyrean Clients. Empyrean Associates, LLC serves as the general partner to ECF, and Empyrean Capital, LLC serves as the general partner to the Investment Manager. Amos Meron and Michael Price are managing members of Empyrean Associates, LLC and Empyrean Capital, LLC, and as such may be deemed to have voting and dispositive control of the shares of Common Stock held directly by the Empyrean Clients. The address of each of the Empyrean Clients, the Investment Manager, Empyrean Associates, LLC, Empyrean Capital, LLC, Amos Meron and Michael Price is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.
(d)	Represents 996,942 shares of Common Stock owned of record by PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund II LP (together, the “PennantPark Entities”). Also represents 43,583 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the PennantPark Entities. The PennantPark Entities are prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of the Company in a manner proportionate to the votes cast by all other Stockholders that are not subject to this voting cutback provision). The PennantPark Entities have received such required consents. PennantPark Investment Advisers, LLC is a registered investment advisor that directly or indirectly manages the investment activities of each of PennantPark Investment Corporation, PennantPark Floating Rate Capital Ltd. and PennantPark Credit Opportunities Fund LP. Arthur H. Penn, Jose A. Briones, Salvatore Giannetti III and P. Whitridge Williams, Jr. are the senior investment professionals of PennantPark Investment Advisers, LLC. Each of PennantPark Investment Advisers, LLC and Messrs. Penn, Briones, Giannetti III and Williams, Jr. may be deemed to share voting and dispositive power with respect to the shares of Common Stock owned of record by the PennantPark Entities. The address of each of the PennantPark Entities and individuals listed in this footnote is c/o 590 Madison Avenue, 15th Floor, New York, New York 10022.
(e)

Represents 944,609 shares of Common Stock owned of record by Anthem Inc. (“Anthem”), Ares Dynamic Credit Allocations Fund Inc. (“ARDC”), Ares Special Situations Fund III, LP (“ASSF III”), Ares Strategic Investment Partners Ltd. (“ASIP I”), ASIP (Holdco) IV S.a r.l. (“ASIP IV”), Future Fund Board of Guardians (“AFF”), RSUI Indemnity Company (“RSUI”) and Transatlantic Reinsurance Company (“TRC,” and together with Anthem, ARDC, ASSF III, ASIP I, ASIP IV, AFF and RSUI, collectively, the “Ares Clients”). Also represents 23,991 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by certain of the Ares Clients. The Ares Clients are prevented, pursuant to the Certificate of Incorporation, from voting shares in excess of 9.9% of the issued outstanding Common Stock until such entities have obtained the required consents or made the required filings with state regulators allowing them to vote in excess of what is permitted by applicable statute, rule or regulation (which excess shares shall be voted by the Secretary of the Company in a manner proportionate to the votes cast by all other Stockholders that are not subject to this voting cutback provision). The Ares Clients have received such required consents. Ares WLP Management L.P. serves as the investment advisor of Anthem. Ares WLP Management GP LLC serves as the general partner of Ares WLP Management L.P. and is wholly owned by Ares Management LLC (“Ares Management”). Ares Capital Management II LLC serves as the investment advisor of ARDC and is wholly owned by Ares Management. ASSF Operating Manager III, LLC serves as the investment advisor of ASSF III and is wholly owned by Ares Management. ASSF Management III, L.P. serves as the general partner of ASSF III and its general partner is ASSF Management III GP LLC. ASSF Management III GP LLC is wholly owned by Ares Investments Holdings LLC (“Ares

Investments”). ASIP I is wholly owned by Ares Strategic Investment Partners, L.P. (“ASIP Master”). Ares Strategic Investment Management LLC serves as the investment advisor of ASIP Master and is wholly owned by Ares. Ares Strategic Investment GP, LLC serves as the general partner of ASIP Master and is owned by Ares Offshore Holdings L.P. (“Ares Offshore”). Ares Strategic Investment Partners IV is the sole shareholder of ASIP IV. Ares Strategic Investment Partners IV’s issued shares are listed on the Luxembourg Stock Exchange, but wholly owned by a Swedish pension fund. ASIP Operating Manager IV LLC serves as the investment advisor of each of ASIP IV and Ares Strategic Investment Partners IV and is wholly owned by Ares Management. Ares Enhanced Loan Investment Strategy Advisor IV, L.P. serves as the investment advisor of AFF. Ares Enhanced Loan Investment Strategy Advisor IV GP, LLC serves as the general partner of Ares Enhanced Loan Investment Strategy Advisor IV, L.P. and is wholly owned by Ares Management. Ares ASIP VII Management L.P. serves as the investment advisor of both RSIU and TRC. Ares ASIP VII GP, LLC serves as the general partner of Ares ASIP VII Management L.P. and is wholly owned by Ares Management. ARDC is publicly traded on the New York Stock Exchange under ticker symbol “ARDC.” The general partner or voting interests in each of Ares Management, Ares Investments and Ares Offshore are indirectly owned by Ares Management, L.P. Ares Management, L.P. is publicly traded on the New York Stock Exchange under ticker symbol “ARES.” Ares Management, L.P. may be deemed to have voting and dispositive control of the Common Stock held directly by the Ares Clients. The address of each of the Ares Clients, Ares Management, L.P. and its subsidiaries is c/o Ares Management LLC, 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.
(f)	Represents 679,925 shares of Common Stock owned of record by Wingspan Master Fund, LP (the “Wingspan Entity”). Also represents 23,040 shares of Common Stock issuable upon the conversion of the Class C/D Common Stock owned of record by the Wingspan Entity. Wingspan Investment Management, LP is a registered investment advisor that directly or indirectly manages the investment activities of the Wingspan Entity. The address of the Wingspan Entity and Wingspan Investment Management, LP is 767 Fifth Avenue, 16th Floor, New York, NY 10153.
(g)	Represents 590,106 shares of Common Stock owned of record by Kamunting Street Master Fund Ltd. (the “Kamunting Street Entity”). The address of the Kamunting Street Entity is 119 Washington Avenue, Suite 600, Miami Beach, FL 33139.
(h)	Represents 469,884 shares of Common Stock owned of record by SSCSIL Mercer INV FD 1-PHX, JLP Credit Opportunity IDF Series Interests of the SALI Multi-Series Fund, L.P. and JLP Credit Opportunity Master Fund Ltd. (together, the “Phoenix Entities”). Phoenix Investment Adviser LLC (“Phoenix”) acts as the discretionary investment manager to JLP Credit Opportunity Master Fund Ltd. Phoenix acts as the discretionary investment subadvisor to SSCSIL Mercer INV FD 1-PHX and JLP Credit Opportunity IDF Series Interests of the SALI Multi-Series Fund, L.P. Jeffrey Peskind is the Managing Member of Phoenix. The address of each of the Phoenix Entities, Phoenix and Mr. Peskind is 420 Lexington Avenue, Suite 2040, New York, NY 10170.
(i)	Includes 2,152 shares of Class C Common Stock and 2,265 shares of Class D Common Stock. Includes 986 shares of Class C Common Stock and 1,038 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.
(j)	Includes 492 shares of Class C Common Stock and 518 shares of Class D Common Stock.
(k)	Includes 492 shares of Class C Common Stock and 518 shares of Class D Common Stock. Includes 158 shares of Class C Common Stock and 166 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options.
(l)	Includes 413 shares of Class C Common Stock and 435 shares of Class D Common Stock.
(m)	Represents 3,758 shares of Common Stock underlying restricted stock unit awards, 2,923 shares of which will have vested as of June 16, 2016 and 835 shares of which will vest within 60 days. Does not include 1,252 shares of Common Stock subject to vesting under restricted stock unit awards.
(n)	On July 19, 2016, Scott W. Bernstein resigned from the Board, and David L. Resnick was appointed to serve on the Board to fill the vacancy resulting from Mr. Bernstein’s resignation.
(o)	Includes (a) 5,727 shares of Class C Common Stock and 6,030 shares of Class D Common Stock, (b) 1,302 shares of Class C Common Stock and 1,371 shares of Class D Common Stock issuable upon the exercise of Tranche A, B and C options and (c) 15,030 shares of Common Stock underlying restricted stock unit awards. Does not include (a) 5,010 shares of Common Stock subject to vesting under restricted stock unit awards, (b) 630,300 shares of Common Stock subject to vesting under option awards and (c) 4,595 shares of Class C Common Stock and 4,839 shares of Class D Common Stock subject to vesting under retention awards.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these documents filed by the Company at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. In addition, our filings with the SEC are also available to the public on the SEC’s website at http://www.sec.gov. You may also request a copy of the Company’s filings with the SEC, at no cost, by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000. Our filings with the SEC are also available on our website at http://www.affiniongroup.com. The contents of our website are not incorporated by reference herein or otherwise a part of this Information Statement.

We have not authorized any person to provide you with information other than the information contained in this Information Statement or to which we have referred you. We take no responsibility for, and can provide no assurances as to the reliability of, any other information that others may give you. The information contained in this Information Statement is correct as of the date hereof and the delivery of this Information Statement shall not create the implication that the information contained herein is correct at any time other than as of the date hereof.

In accordance with Rule 14a-3(e)(1) promulgated pursuant to the Exchange Act, one Information Statement may be delivered to two or more Stockholders who share an address, unless we have received contrary instructions from one or more of the Stockholders. We will deliver promptly upon written or oral request a separate copy of this Information Statement to a Stockholder at a shared address to which a single copy of this Information Statement was delivered. Requests for additional copies of this Information Statement, requests that in the future separate communications be sent to Stockholders who share an address, and requests that in the future a single communication be sent to Stockholders who share an address should be made by contacting us at the following address: Affinion Group Holdings, Inc., 6 High Ridge Park, Stamford, Connecticut 06905 or by telephoning us at (203) 956-1000.

ANNEX A

Form of Amendment No. 1 to the Shareholders Agreement

[See Attached]

AMENDMENT NO. 1 TO THE SHAREHOLDERS AGREEMENT

This Amendment (this “Amendment”) dated as of [●], 2016, is made by Affinion Group Holdings, Inc., a Delaware corporation (the “Company”). Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement (as defined below).

RECITALS

A. The Company entered into a Shareholders Agreement, dated as of November 9, 2015, with the investors party thereto (the “Shareholders Agreement”), to which various investors executed joinders in connection with the exchange offers and rights offering of the Company and its subsidiaries which were consummated on November 9, 2015.

B. Pursuant to Sections 2.1(b)(i) and 6.11(c) of the Shareholders Agreement, prior to a Public Listing the Company is obligated to take all necessary action to cause the Board to be comprised of five (5) directors.

C. The Company desires to amend Section 2.1(b)(i) of the Shareholders Agreement to change the size of the Board to six (6) directors.

D. The holders of Outstanding Company Common Stock whose approval constitutes a Stockholder Majority Vote have consented to this Amendment by written consent, effective as of July 19, 2016.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Shareholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendment to the Shareholders Agreement

Section 2.1(b)(i) – Board of Directors – Election of Directors. Section 2.1(b)(i) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

The board of directors of the Company (the “Board”) shall be comprised of six (6) Directors, divided as evenly as possible into three (3) classes of Directors.

2. Miscellaneous.

a.	The provisions of Sections 6.3 to 6.7 and 6.11 to 6.19 of the Shareholders Agreement are hereby incorporated by reference, mutatis mutandis, as if such provisions were set forth fully herein.

b.	This Amendment, the Shareholders Agreement and the other agreements expressly referenced in the Shareholders Agreement constitute the complete and exclusive statement of agreement among the Company and the Stockholders with respect to the subject matter hereof and supersede all prior written and oral statements by and among the Company and the Stockholders or any of them, and except as otherwise specifically contemplated by this Amendment or the Shareholders Agreement, no representation, statement, or condition or warranty not contained in this Amendment or the Shareholders Agreement will be binding on the Stockholders or the Company or have any force or effect whatsoever.

c.	Except as specifically amended hereby, the Shareholders Agreement shall remain in full force and effect.

*        *        *         *        *

IN WITNESS WHEREOF, this Amendment is executed by the undersigned to be effective as of the date first written above.

THE COMPANY:
AFFINION GROUP HOLDINGS, INC.

By:
	Name:	Gregory S. Miller
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

INVESTORS:

[INVESTOR]

By:
Name:
Title:

[Signature Page to Amendment No. 1 to the Shareholders Agreement]

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